SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  June 30, 1998
(Date of earliest event reported)

Commission File No. 333-51375

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of June 1, 1998, relating to the DiTech Home Loan Owner Trust 1998-1, Home Loan Asset Backed Notes, Series 1998-1)


           PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


        Delaware                                     06-1204982
--------------------------------------------------------------------------------
(State of Incorporation)               (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                                     10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



                                 (212) 713-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including area code)



--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  Other Events

     On June 30, 1998, DiTech Home Loan Owner Trust 1998-1 (the "Owner Trust") issued Home Loan Asset Backed Notes, Series 1998-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, and Class B-1 (the "Offered Notes"), having an aggregate original principal balance of $243,712,500. The Offered Notes were issued pursuant to an Indenture, dated as of June 1, 1998 (the "Indenture") between DiTech Home Loan Owner Trust 1998-1 (the "Owner Trust") and The Bank of New York ("BNY," in such capacity, the "Indenture Trustee"), a copy of which is filed as an exhibit hereto. Home Loan Asset Backed Notes, Series 1998-1, Class B-2 having an aggregate initial principal balance of $7,537,500 (the "Private Notes" and, together with the Offered Notes, the "Notes"), were also issued pursuant to the Indenture. The Owner Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), pursuant to an Owner Trust Agreement, dated as of June 1, 1998 (the "Owner Trust Agreement") among the Registrant, DiTech Funding Corporation (the "Transferor") and Bankers Trust (Delaware) (the "Owner Trustee"), a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Owner Trust, consisting of a grantor trust certificate (the "Grantor Trust Certificate") evidencing 100% of the beneficial ownership interests in DiTech Grantor Trust 1998-1 (the "Grantor Trust"). The Grantor Trust was established pursuant to a Grantor Trust Agreement dated as of June 1, 1998 (the "Grantor Trust Agreement") among the Registrant, BNY, as grantor trustee (in such capacity, the "Grantor Trustee") and the Transferor, a copy of which is filed as an exhibit hereto. The assets of the Grantor Trust consist primarily of a pool (the "Pool") of closed-end, fixed-rate home loans (the "Loans"), substantially all of which are secured primarily by junior-lien mortgages, deeds of trust or other similar security instruments. The Grantor Trust Certificate was sold by the Registrant to the Owner Trust pursuant to a Sale and Servicing Agreement dated as of June 1, 1998 (the "Sale and Servicing Agreement") among the Owner Trust, as issuer, the Registrant, BNY, as indenture trustee (in such capacity, the "Indenture Trustee"), DiTech Funding Corporation, as servicer and transferor and the Grantor Trustee, a copy of which is filed as an exhibit hereto.

     In addition, the Owner Trust and BNY, as administrator of the Owner Trust have entered into an Administration Agreement, dated as of June 1, 1998 (the "Administration Agreement"), a copy of which is filed as an exhibit hereto.

     Interest on the Offered Notes will be distributed on each Payment Date (as defined in the Sale and Servicing Agreement). Monthly payments in reduction of the principal balance of the Offered Notes will be allocated to the Offered Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits

                   (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
-----------                                          -----------

         (EX-4.1) Indenture, dated as of June 1, 1998, between DiTech Home Loan Owner Trust 1998-1 and The Bank of New York.

         (EX-4.2) Sale and Servicing Agreement, dated as of June 1, 1998, among PaineWebber Mortgage Acceptance Corporation IV, DiTech Home Loan Owner Trust 1998-1, DiTech Funding Corporation and The Bank of New York.

         (EX-99.1)            Administration  Agreement,  dated  as of  June  1,
                              1998,  among DiTech Home Loan Owner Trust  1998-1,
                              DiTech  Funding  Corporation  and The  Bank of New
                              York.

         (EX-99.2)            Owner Trust  Agreement,  dated as of June 1, 1998,
                              among PaineWebber Mortgage Acceptance  Corporation
                              IV,  DiTech  Funding  Corporation,  Bankers  Trust
                              (Delaware) and The Bank of New York.

         (EX-99.3)            Grantor Trust Agreement,  dated as of June 1, 1998
                              among PaineWebber Mortgage Acceptance  Corporation
                              IV, DiTech Funding Corporation and The Bank of New
                              York.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


July 8, 1998

                              By:  /s/ Barbara Dawson
                                   ------------------
                                   Barbara Dawson
                                   Senior Vice President

                                INDEX TO EXHIBITS


                                                                                            Paper (P) or
Exhibit No.                   Description                                                  Electronic(E)
-----------                   -----------                                                  -------------
(EX-4.1)                      Indenture,  dated  as of  June  1,  1998,  between                  E
                              DiTech Home  Loan  Owner Trust 1998-1 and The Bank
                              of New York.

(EX-4.2)                      Sale and Servicing Agreement,  dated as of June 1,                  E
                              1998,  among   PaineWebber   Mortgage   Acceptance
                              Corporation  IV,  DiTech  Home  Loan  Owner  Trust
                              1998-1, DiTech Funding Corporation and The Bank of
                              New York.

(EX-99.1)                     Administration  Agreement,  dated  as of  June  1,                   E
                              1998,  among DiTech Home Loan Owner Trust  1998-1,
                              DiTech  Funding  Corporation  and The  Bank of New
                              York.

(EX-99.2)                     Owner Trust  Agreement,  dated as of June 1, 1998,                   E
                              among PaineWebber Mortgage Acceptance  Corporation
                              IV,  DiTech  Funding  Corporation,  Bankers  Trust
                              (Delaware) and The Bank of New York.

(EX-99.3)                     Grantor Trust Agreement,  dated as of June 1, 1998                   E
                              among PaineWebber Mortgage Acceptance  Corporation
                              IV, DiTech Funding Corporation and The Bank of New
                              York.